Exhibit 10.2

Execution Version

[***] CERTAIN INFORMATION HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10)(IV) FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

CONSENT AND AMENDMENT NO. 2 TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This CONSENT AND AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Consent and Amendment”), is dated as of June 28, 2024 and is entered into by and among (a) (i) UNIQURE BIOPHARMA B.V., a private limited liability company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 34275365 (“uniQure Bio”), (ii) UNIQURE, INC., a Delaware corporation (“US Borrower” and together with uniQure Bio hereinafter collectively referred to as “Borrower”), (iii) UNIQURE IP B.V., a private limited liability company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 34275369 (“uniQure IP”), and (iv) UNIQURE N.V. (formerly uniQure B.V.), a public limited company incorporated and existing under the laws of the Netherlands, having its corporate seat at Amsterdam, the Netherlands and registered at the trade register of the Chamber of Commerce for Amsterdam under number 54385229 (“uniQure Holdings” and, together with Borrower and uniQure IP, the “Obligors”), (b) HERCULES CAPITAL, INC., a Maryland corporation in its capacity as administrative agent and collateral agent for itself and the Lender (as defined herein) (in such capacity, “Agent”), and (c) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”).  Capitalized terms used herein without definition shall have the same meanings given them in the Amended Loan Agreement (as defined below).

RECITALS

A.WHEREAS, Obligors, Agent and Lender have entered into that certain Third Amended and Restated Loan and Security Agreement, dated as of December 15, 2021, as amended by Amendment No. 1 to Third Amended and Restated Loan and Security Agreement, dated as of May 12, 2023 (as so amended and as may be further be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money;

B.WHEREAS, uniQure Bio has notified Agent that the certain Obligors have entered into that certain Asset Purchase Agreement, dated as of June 29, 2023, by and among US Borrower, as seller, uniQure Bio, as seller parent, Genezen Holdings Inc., and Genezen MA, Inc., as purchaser (the “Asset Purchase Agreement”; the Asset Purchase Agreement, together with each of the related documents executed and/or delivered in connection therewith, the “Purchase Documents”), pursuant to which US Borrower intends to assign its right, title and interest in its lease on that certain property located at 113 Hartwell Avenue, Lexington, MA 02420 (the “Lexington Site”) and the Obligors intend to dispose of their rights, title and interest in the “Acquired Assets” on the “Closing Date” (each such term as defined in the Asset Purchase Agreement) (such dispositions, collectively, the “Lexington Divestiture Transactions”);

C.WHEREAS, following the closing of the Lexington Divestiture Transaction, US Borrower will transfer a seller note and certain equity interests issued to it under the Purchase Documents to uniQure Holdings (the “Transfers”)

D.WHEREAS, Borrower has requested that Agent and Lender agree to consent to the Lexington Divestiture Transactions and the Transfers;

E.WHEREAS, Agent and Lender agree to consent to the Lexington Divestiture Transactions and the Transfers upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.CONSENT TO LEXINGTON DIVESTITURE TRANSACTIONS AND THE TRANSFERS.  Subject to the satisfaction of the conditions specified in Section 5, (i) Agent and Lender hereby consent to the Lexington Divestiture Transactions and the Transfers, (ii) Agent and Lender hereby agree, notwithstanding anything to the contrary in Section 7.8 of the Loan Agreement, that the Lexington Divestiture Transactions and the Transfers are permitted under Section 7.8 of the Loan Agreement, (iii) Agent agrees, upon the consummation of the Lexington Divestiture Transactions, release its security interest on such Collateral sold to Genezen LLC in accordance with the terms of the Asset Purchase Agreement and to execute and deliver to Borrower a Partial Release Agreement in the form attached hereto as Exhibit A.

2.AMENDMENTS.  In each case subject to the satisfaction of the conditions specified in Section 5 and 6 hereof:

2.1.Section 1.1 of the Loan Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order therein:

“Consent and Amendment No. 2 Effective Date” means the date on which each of the conditions set forth in Section 5 of Consent and Amendment No. 2 to this Agreement have been satisfied.

“Genezen Seller Note” means that certain Convertible Promissory Note in the principal amount of $12,500,000 issued by Genezen Holdings Inc. on or about the Consent and Amendment No. 2 Effective Date to the US Borrower.

“Initial Back End Fee” shall have the meaning assigned to such term in Section 2.6(b)(i).

“Initial Term Loan End of Term Charge” shall have the meaning assigned to such term in Section 2.6(a)(i).

“Subsequent Back End Fee” shall have the meaning assigned to such term in Section 2.6(b)(ii).

“Subsequent Term Loan End of Term Charge” shall have the meaning assigned to such term in Section 2.6(a)(ii).”

2.2.Section 2.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Additional End of Term Charges.

(a)(i) On or before the Consent and Amendment No. 2 Effective Date, Borrower shall Borrower shall pay Lender an additional charge equal to $[***] (the “Initial Term Loan End of Term Charge”).

(ii) On the earliest to occur of (i) December 1, 2025, (ii) the date that Borrower prepays the outstanding Secured Obligations in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender an additional charge equal to $[***] (the “Subsequent Term Loan End of Term Charge”; the Subsequent Term Loan End of Term Charge, together with the Initial Term Loan End of Term Charge, the “Term Loan End of Term Charge”). Notwithstanding the required payment date of such Term Loan End of Term Charge, it shall be deemed earned by Lender as of the Restatement Date.

(b)(i) On or before the Consent and Amendment No. 2 Effective Date, Borrower shall pay Lender an additional charge equal to $[***] (the “Initial Back End Fee”);

(ii) On the earliest to occur of (A) January 5, 2027, (ii) the date that Borrower prepays the outstanding Secured Obligations in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender an additional charge equal to $[***] (the “Subsequent Back End Fee”; the Subsequent Back End Fee, together with the Initial Back End Fee, the “Back End Fee”; and the Back End Fee, together with the 2018 End of Term Charge, the 2021 End of Term Charge and the Term Loan End of Term Charge, the “End of Term Charge”). Notwithstanding the required payment date of such Back End Fee, it shall be deemed earned by Lender as of the Amendment Effective Date.”

2.3.Section 3.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a) uniQure Holdings grants to Lender a first ranking right of pledge on (i) its shares in Corlieve Therapeutics, uniQure Bio, uniQure IP and Genezen Holdings Inc. and (ii) the Genezen Seller Note;”

2.4.Each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by this Consent and Amendment (the “Amended Loan Agreement”).

3.BORROWER’S REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that:

3.1.Immediately upon giving effect to this Consent and Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date (in all cases without duplication of any standard(s) of materiality contained in the Loan Documents as to such representations and warranties) and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender;

3.2.Borrower has the corporate or other applicable company power and authority to execute and deliver this Consent and Amendment and to perform its obligations under the Amended Loan Agreement;

3.3.[Reserved.]

3.4.The execution and delivery by Borrower of this Consent and Amendment and the performance by Borrower of its obligations under the Amended Loan Agreement have been duly authorized by all necessary corporate or other applicable company action on the part of Borrower;

3.5.Subject to any matters which are set out as qualifications or reservations as to matters of law of general application in the legal opinions delivered to the Lender pursuant to the Loan Agreement, this Consent and Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

3.6.As of the date hereof, it has no defenses against the obligations to pay any amounts under the Secured Obligations.  Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Consent and Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Consent and Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.LIMITATION.  The consents and amendments set forth in this Consent and Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Amended Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.EFFECTIVENESS.  This Consent and Amendment shall become effective upon the satisfaction of all the following conditions precedent in form and substance reasonably satisfactory to Agent (the date of satisfaction of all such conditions precedent, the “Consent and Amendment No. 2 Effective Date”):

5.1.Consent and Amendment No. 2.  Obligors, Agent and Lender shall have duly executed and delivered this Consent and Amendment to Lender.

5.2.Purchase Documents.  Agent shall have received true and complete copies of each of the material Purchase Documents (including without limitation any manufacturing and/or supply agreements with Genezen LLC), in each case duly executed by each party thereto.

5.3.Closing of Lexington Divestiture Transactions.  The Lexington Divestiture Transactions shall have been consummated in accordance with applicable law and the Purchase Documents concurrently with the effectiveness of this Consent and Amendment and all conditions to the consummation of the Lexington Divestiture Transactions set forth therein shall have been satisfied or waived by the Obligors.

5.4.Consents.  Borrower shall have obtained all required consents and approvals required by Section 6.03(d) of the Asset Purchase Agreement, and shall have delivered true and complete copies thereof to Agent, in each case duly executed by each party thereto.

5.5.Prepayment of Obligations.  Borrower shall have prepaid the outstanding Term Loan Advances in an aggregate principal amount not less than $50,000,000 (together with all accrued and unpaid interest thereon) in accordance with Section 2.4 of the Loan Agreement.

5.6.Payment of Initial Term Loan End of Term Charge.  Borrower shall have paid the Initial Term Loan End of Term Charge in the amount of $[***] in accordance with Section 2.6(a)(i) of the Loan Agreement (as amended by this Consent and Amendment).

5.7.Payment of Initial Back End Fee.  Borrower shall have paid the Initial Back End Fee in the amount of $[***] in accordance with Section 2.6(b)(i) of the Loan Agreement (as amended by this Consent and Amendment).

5.8.Filing of UCC-3 Financing Statement Amendments.  Borrower shall have authorized the Agent to file amendments to the applicable financing statements to update such financing statements to reflect the transactions contemplated herein and in the Purchase Documents.

6.CERTAIN COVENANTS.

6.1.Perfection – Certificated Equity.  Within thirty (30) days after the Consent and Amendment No. 2 Effective Date (or such later date as may be agreed by Agent in its sole discretion), Borrower shall deliver to Agent all equity interest certificates of Genezen LLC issued to US Borrower and transferred to uniQure Holdings in accordance with the Purchase Documents, together with all applicable transfer powers or other instruments as may be required under the laws the Netherlands, each such transfer power or other instrument to be in form and substance reasonably satisfactory to Agent.

6.2.Perfection – Seller Note.  Within thirty (30) days after the Consent and Amendment No. 2 Effective Date (or such later date as may be agreed by Agent in its sole discretion), Borrower shall deliver to Agent the original promissory note issued by Genezen LLC in favor of US Borrower and transferred to uniQure Holdings in accordance with the Purchase Documents, together with all applicable allonges or other instruments as may be required under the laws the Netherlands, each such allonge or other instrument to be in form and substance reasonably satisfactory to Agent.

The failure to comply with any of the covenants set forth in this Section 6 within the applicable time frame set forth above shall constitute an immediate Event of Default.

7.RELEASE.  In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby to the extent possible under applicable law fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Consent and Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.  Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.  Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

8.COUNTERPARTS.  This Consent and Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Consent and Amendment.  This Consent and Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

9.INCORPORATION BY REFERENCE.  The provisions of Section 10 (Miscellaneous) of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

10.EXPENSES.   The Obligors, Agent and Lenders hereby agree that notwithstanding anything in Section 10.10 of the Loan Agreement to the contrary, each of the Obligors (on the one hand) and the Lenders and the Agent (on the other) shall pay their own expenses (including without limitation attorneys’ fees and expenses) in connection with the preparation, negotiation, execution and delivery of this Consent and Amendment and the Partial Release Agreement.

11.LOAN DOCUMENTS.  This Consent and Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Consent and Amendment to be executed as of the date first written above.

BORROWERS:

UNIQURE BIOPHARMA B.V.

Signature:	/s/ Christian Klemt
Print Name:	Christian Klemt
Title:	Chief Financial Officer,
Director

UNIQURE, INC.

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

OBLIGORS:

UNIQURE N.V. (formerly uniQure B.V.)

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

UNIQURE IP B.V.

Signature:	/s/ Matt Kapusta
Print Name:	Matt Kapusta
Title:	Chief Executive Officer

Signature Page to Consent and Amendment No. 2 to Loan and Security Agreement

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

By:	[***]
Name:	[***]
Its:	[***]

LENDER:

HERCULES CAPITAL, INC.

By:	[***]
Name:	[***]
Its:	[***]

HERCULES FUNDING IV, LLC

By:	[***]
Name:	[***]
Its:	[***]

HERCULES PRIVATE CREDIT FUND 1 L.P.

By:	Hercules Adviser LLC, its Investment Adviser

By:	[***]
Name:	[***]
Its:	[***]

HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P.

By:	Hercules Adviser LLC, its Investment Adviser

By:	[***]
Name:	[***]
Its:	[***]

Signature Page to Consent and Amendment No. 2 to Loan and Security Agreement

Exhibit A

Form of Partial Release Agreement

[***]

Signature Page to Consent and Amendment No. 2 to Loan and Security Agreement